UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2021

REGENXBIO Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37553	47-1851754
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9804 Medical Center Drive Rockville, Maryland	20850
(Address of principal executive offices)	(Zip Code)

(240) 552-8181

(Registrant’s telephone number, including area code)

9600 Blackwell Road, Suite 210
Rockville, Maryland 20850

(Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RGNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 4, 2021, REGENXBIO Inc. (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”), at which stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to provide in Article V, Section F that, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended (the “Federal Forum Selection Amendment”).

The Restated Certificate of Incorporation implementing the Federal Forum Selection Amendment was previously approved by the Company’s Board of Directors, subject to stockholder approval. The Company filed the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on June 4, 2021, with immediate effectiveness.

The foregoing description is qualified in its entirety by reference to the Restated Certificate of Incorporation, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The final voting results for each proposal considered at the Annual Meeting are set forth below. For more information on the proposals, see the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 19, 2021 (the “Proxy Statement”).

Proposal 1: By the following vote, the following three persons were elected to serve as Class III directors until the Company’s 2024 annual meeting of stockholders:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Luke M. Beshar	30,434,135	5,257,602	2,604,230
Kenneth T. Mills	30,507,391	5,184,346	2,604,230
David C. Stump, M.D.	22,955,386	12,736,351	2,604,230

Proposal 2: By the following vote, the stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
38,250,113	28,697	17,157	0

Proposal 3: By the following vote, the stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
34,872,771	789,011	29,955	2,604,230

Proposal 4: By the following vote, the stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to include a federal forum selection provision:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
32,570,430	3,081,889	39,418	2,604,230

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
3.1	Restated Certificate of Incorporation.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENXBIO INC.

Date: June 7, 2021	By:	/s/ Patrick J. Christmas II
Patrick J. Christmas II
Senior Vice President, Chief Legal Officer